Investor Breakfast December 5, 2006

This presentation contains "forward-looking statements," within the meaning of federal securities laws, that involve risks and uncertainties. All statements herein, other than those consisting solely of historical facts, that address activities, events or developments that ION Media Networks, Inc. (the "Company") expects or anticipates will or may occur in the future, including such things as business strategy, measures to implement strategy, competitive strengths, goals, references to future success and other events may be forward-looking statements. Statements herein are based on certain assumptions and analysis made by the Company in light of its experience and its perception of historical trends, current conditions and potential future developments, as well as other factors it believes are appropriate in the circumstances. Whether actual results, events and developments will conform with the Company's expectations is subject to a number of risks and uncertainties and important factors, many of which are beyond the control of the Company, that could cause actual results, events and developments to differ materially from those referenced in or contemplated by any forward looking statements herein. Among these risks and uncertainties are the risk that the Company may not be able to successfully develop its network television operations to the point where these operations generate sufficient cash flow to enable the Company to meet its financial obligations; the effects of government regulations and changes in the laws affecting the Company's business; industry and economic conditions; and the risks and uncertainties contained in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized in accordance with the Company's expectations. Forward-Looking Statements

Vision

ION Media Networks ionline.tv TV Network Largest U.S. broadcast station group with 60 stations, including top 20 U.S. markets and 39 of top 50 markets. Nationwide wholly-owned TV network serving 90+ million homes 24/7 via broadcast, cable and satellite. TV and multimedia network for children, in partnership with leading suppliers in kids education and content. TV and multimedia network dedicated to health, prevention and wellness for consumers and families. Online destination supporting all ION brands with interactive broadband information, content and VOD. Spectrum-related datacasting technology orientation, with particular focus on mobile possibilities

ION Local and National Reach ION serves 90+ million homes via TV stations, cable and satellite Cable Owned TV Stations DirecTV/Echostar

Source: Nielsen Media Research October 2006 ION Network Reach Exceeds Cable Network US TV HH (000s) HH Penetration ION Discovery 93,220 92,338 84% 83% ESPN 92,245 83% USA 91,980 83% TNT 91,974 83% Lifetime 91,850 82% Nickelodeon 91,773 82% TBS 91,517 82% MTV 91,176 82% ABC Family 91,056 82% Comedy Central 90,285 81% AMC 89,440 80% E! 89,377 80% TV Land 89,225 80% Sci-Fi 87,894 79% Court TV 87,397 78% Bravo 83,344 75% BET 83,218 75% Hallmark 74,530 67% Oxygen 69,839 63% National Geographic 61,668 55% WE 60,989 55% GSN 60,692 54% Biography 40,114 36%

Popular Television Series The Wonder Years Mama's Family Knight Rider Charlie's Angels Growing Pains Welcome Back, Kotter The Monkees Amen Diagnosis Murder The Partridge Family A-Team Over 50 of America's Most Popular Television Series

Popular Theatrical Movies Over 1,000 Feature Films From Top Movie Studios Protocol The Shining Dead Calm Platoon Unlawful Entry

RHI Entertainment Partnership RHI 4,000+ Hour Library of Acclaimed Television: 448 Emmy Nominations, 103 Emmy Awards, 15 Golden Globes RHI provides ION with primetime content starting July 2007 High-quality programming will include library content and originals ION and RHI collaborate on scheduling, sales and marketing

67 MM digital cable/DBS 15 MM digital terrestrial 7 MM fiber-to-home 89 MM digital HH Multicast networks Multi-local networks ION Media Digital Advantage 90+ MM analog HH One national channel Limited localization 2006 Analog 2009 Digital

TV place for children and parents Focus on literacy and possibilities Content for kids ages 3-12 Inspires children-parents co-viewing English and Spanish language Multiplatform distribution: Broadcast: ION, NBC, Telemundo 24-hour digital network Scholastic book clubs & schools Video-on-demand Internet Digital Multicasting: qubo One Multimedia Kids Network Five Kids Partners

Digital Multicasting: I-Health Content and Information Helping Consumers Focus on Health, Wellness, Treatment and Prevention Informative health content, adult care, diet, exercise, family health Leading health content partners, including ITV, Aquarius, Ivanhoe, Medical News

Datacasting R&D Focus Emerging transmission and receiver technology may enable broadcast spectrum to serve new mobile and in-home devices ION would be a major beneficiary of such progress, and therefore should take an active role in promoting the necessary R&D ION has joined organizations like ATSC (Advanced Television Systems Committee, Inc.) and MSTV for this purpose ION is working on R&D and specific test plans to help lead broadcasters prioritize this important area If successful, broadcasters would have significant existing infrastructure advantage over other start-ups

Execution

Ratings Revitalization

Primetime HH (000's)


+31%
+7%
+54%
+48%
462
607
435
467
364
562
278
411
1st/2nd Qtr '06 TP Avg
Mama's Family M-F/8-9pm (8/14-11/24/06)
1st/2nd Qtr '06 TP Avg
Charlie's Angels M-F/9-10pm (9/22-11/24/06)
1st/2nd Qtr '06 TP Avg
Diagnosis Murder M-F/10-11pm (6/26-11/24/06)
1st/2nd Qtr '06 TP Avg
Sat/Sun Prime Movies (6/26-11/26/06)

Source: Nielsen NTI Dates as Listed

15

Growth in Key Demographics A18-49 A25-54 W18-49 W25-54 Sue Thomas (12/26/05-8/11/06) 134 181 95 124 Mama's Family (8/14-11/24/06) 225 287 140 180 Source: Nielsen NTI Dates as Listed A18-49 A25-54 W18-49 W25-54 Early Edition/Doc/Movie (12/26/05-6/25/06) 130 175 90 119 Charlie's Angels (9/18-11/24/06) 177 218 105 132 +47% +36% +68% +59% +45% +25% +17% +11% Mama's Family Charlie's Angels

Source: Nielsen NTI Dates as Listed Diagnosis Murder A18-49 A25-54 W18-49 W25-54 Doc/It's A Miracle (12/26/05-6/25/06) 121 152 81 102 Diagnosis Murder (6/26-11/24/06) 153 192 100 126 +23% +26% +26% +24% A18-49 A25-54 W18-49 W25-54 Sun/7-11pm TP (12/26/05-6/25/06) 97 117 57 70 Sun Movies (7/2-11/26/06) 192 233 94 113 +98% +99% +65% +61% Sunday Movies Growth in Key Demographics

More Profitable Revenue Mix

Cost Management Plus Overhead Cost Cuts: -- corporate aircraft -- discretionary entertainment -- litigation expenses

Cost Management: Programming Network Cash Cost MTV $257MM CNN 232 VH1 156 The History Channel 145 Comedy Central 145 ABC Family 143 Discovery 108 Hallmark 88 Food Network 88 The Learning Channel 87 E! 86 Bravo 79 AMC 77 BET 66 TV Land 60 Court TV 52 Animal Planet 49 Source: Cable Program Investor, Kagan World Media, May 10, 2002 Traditional Content Approach ION Content Alliances Benefits TV Network

Projection

Cash Flow vs. Cost of Capital (1) Broadcast cash flow is defined as net cash provided by (used in) operating activities less purchases of property and equipment plus cash paid for interest (net of interest income). (2) Assuming election to pay 2nd lien interest in cash 42.1 43.0 8.6 108.1 16.8 110.0 164.1 2004 2005 2006 Est. 2007 Est. 2007 Est. 58.9 PIK 272.2 Cash (2) 50 100 150 200 250 300 $ Millions Broadcast Cash Flow (1) Cost of Capital

Capitalization

Balance Balance Maturity Maturity Rate Rate Debt : Debt : Debt : Debt : First Lien Senior Floating Rate Notes 400 400 Jan-2012 Jan-2012 8.36% 8.36% First Priority Term Loan 325 325 Jan-2012 Jan-2012 8.36% 8.36% Second Priority Term Loan 405 405 Jan-2013 Jan-2013 11.36% 11.36% (1) (1) 1,130 1,130 9.43% 9.43% (weighted avg) (weighted avg) Preferred Stock: Preferred Stock: Preferred Stock: Preferred Stock: 14.25% Junior Exchange Pref. Stock 600 600 Nov-2006 Nov-2006 14.25% 14.25% 9.75% Convertible Pref. Stock 167 167 Dec-2006 Dec-2006 9.75% 9.75% 11.0% Convertible Pref. Stock (NBC) 673 673 Dec-2013 Dec-2013 11.00% 11.00% 1,440 1,440 12.21% 12.21% Total Debt and Preferred Stock Total Debt and Preferred Stock Total Debt and Preferred Stock Total Debt and Preferred Stock 2,570 2,570 10.95% 10.95% (weighted avg) (weighted avg) Cash on Hand Cash on Hand Cash on Hand 68 68 Current Capital Structure (1) Rate assumes interest is paid in cash ($ Millions as of 9/30/06)

December 2005 Refinancing Recap ION refinanced entire debt structure with $1.1 billion floating rate debt, and subsequently swapped to fixed to protect against rate volatility Financing Benefits and Features: Provided the company with additional financial flexibility by extending our repayment maturities until 2012/2013 Discretion in any given quarter to elect whether we defer a significant portion of our interest or pay it in cash Lowered station value coverage ratio from 2.5:1 to 1.5:1 exclusive of any debt accretion on our second lien notes Ability to raise an additional $650 million in subordinated indebtedness Change-in-control provision intended to reduce the need for costly refinancing for the events contemplated by the NBCU transaction Cash interest for 2007 is approximately $108 million Approximately $47 million may be deferred through a quarterly election

November 2005 Settlement Recap Bud Paxson optioned all his shares to NBC for $25 million in cash Exercise price for these shares is $6 million, funded as follows: NBCU placed $3.9 million in escrow for Class A shares NBCU acquired Series B preferred stock for $2.5 million cash NBCU canceled $100 million of its Series B preferred stock claim and reduced its preferred dividend rate from 28.3% to 11.0% Series B conversion price to common was set at $2 per share The company, Bud Paxson and NBCU settled all prior disputes Bud Paxson is FCC license holder until change of control completed

May 2007 Scenarios NBC Exercise Scenario: In conjunction with option exercise, NBCU's qualified Transferee is required to make cash tender offer for all outstanding Class A shares Transferee purchases Bud Paxson's Class A shares for $3.9 million (amount escrowed in November 2005) Transferee purchases Bud Paxson's Class B shares for $2.4 million cash Transaction subject to applicable FCC approvals NBC Non-Exercise Scenario: Absent an option exercise and tender offer, NBCU must transfer approximately $120 million of its preferred stock to common stockholders (excluding Bud Paxson) ION purchases Bud Paxson's Class A shares for $3.9 million (amount escrowed in November 2005) Subject to applicable FCC approvals, ION purchases Bud Paxson's Class B shares for $2.4 million

Reconciliation of Non-GAAP Measures Broadcast cash flows ("BCF") is not a performance measure in accordance with GAAP and the use of BCF is not intended to replace or supersede any information presented in accordance with GAAP. The following table provides a reconciliation between BCF (a non-GAAP financial measure) and net cash flow used in operating activities (the financial measure calculated and presented in accordance with GAAP that the Company believes is most directly comparable to BCF): (in millions)